UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 23, 2006

STELLAR RESOURCES, LTD.
(Exact name of registrant as specified in its charter)

Nevada                                  0-51400                       98-0373867
(State or jurisdiction                  (Commission                (I.R.S. Employer
of incorporation)                       File Number)                Identification No.)

3155 E. Patrick Lane, Suite 1, Las Vegas, Nevada                         89119
(Address of principal executive offices)                                                 (Zip Code)

Registrant’s telephone number, including area code:                               702-898-6004

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 . 14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240 .14d-2(b))
[  ]    Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240 . 13e-4(c))

Item 9.01 Financial Statements and Exhibits

Exhibit No.                 Description
99.1                             Press Release dated October 19 , 2006.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 23rdday of October, 2006.

STELLAR RESOURCES, LTD.

By:       /s/ Kathy Whyte, President,
            Chief Executive Officer,
            a member of the Board of Directors

By:       /s/ Michael Rezac
            Michael Rezac, Chief
            Financial Officer, Principal
            Accounting Officer, Treasurer,
            a member of the Board of Directors